UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 5, 2004

World Airways, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-26582	94-1358276
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The HLH Building
101 World Drive
Peachtree City, Georgia 30269
(Address of principal executive offices)

(770) 632-8000
(Registrant’s telephone number, including area code)

SIGNATURES
EX-99.1 PRESS RELEASE DATED MAY 5, 2004

ITEM 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit No.	Document
99.1	Press release of the Registrant, dated as of May 5, 2004 (this press release is being furnished pursuant to Item 12 of Form 8-K).

ITEM 12.       Results of Operations and Financial Condition.

     On May 5, 2004, World Airways, Inc., a Delaware corporation (the “Registrant”), issued a press release (the “Press Release”) announcing its financial results for the first quarter ended March 31, 2004. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated into this Item 12 of this Current Report on Form 8-K as if fully set forth herein.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2004	World Airways, Inc. (Registrant)

	By:	/s/ Gilberto M. Duarte, Jr.

		Name:	Gilberto M. Duarte, Jr.
		Title:	Chief Financial Officer